Exhibit 21

NAME	Domicile
Atlanta Braves, Inc.	GA
Atlanta National League Baseball Club, Inc.	GA
Barefoot Acquisition, LLC	DE
Braves Productions, Inc.	GA
BRED Co., LLC	GA
Communication Capital, LLC	DE
JJCK, LLC (dba EmFinders)	TX
KnowledgeWhere Holdings, Inc.	DE
LBTW I, LLC	DE
LCAP Investments, LLC	DE
LDIG 2, LLC	DE
LDIG Cars, Inc.	DE
LDIG Financing LLC	DE
Liberty Aero, LLC	DE
Liberty AGI, LLC	DE
Liberty Animal Planet, LLC	CO
Liberty Asset Management, LLC	DE
Liberty Associated Holdings LLC	DE
Liberty Associated, Inc.	DE
Liberty ATCL, Inc.	CO
Liberty BC Capital, LLC	DE
Liberty Centennial Holdings, Inc.	DE
Liberty Challenger, LLC	DE
Liberty Citation, Inc.	DE
Liberty CM, Inc.	DE
Liberty Crown, Inc.	DE
Liberty CTL Marginco, LLC	DE
Liberty Denver Arena LLC	DE
Liberty Fun Assets, LLC	DE
Liberty GI II, Inc.	DE
Liberty GI, Inc.	DE
Liberty GIC, Inc.	CO
Liberty IATV Holdings, Inc.	DE
Liberty IATV, Inc.	DE
Liberty IB2, LLC	DE
Liberty Java, Inc.	CO
Liberty KV, LLC	DE
Liberty LYV Marginco, LLC	DE
Liberty MCNS Holdings, Inc.	CO
Liberty MLP, Inc.	CO
Liberty NC, LLC	DE
Liberty NEA, Inc.	DE
Liberty PL2, Inc.	DE
Liberty PL3, LLC	DE
Liberty Programming Company LLC	DE
Liberty Property Holdings, Inc.	DE
Liberty Radio, LLC	DE

Liberty Radio, 2, LLd	DE
Liberty Satellite & Technology, Inc. (fka TCI Satellite Entertainment, Inc.)	DE
Liberty Satellite Radio, Inc.	DE
Liberty Satellite, LLC	DE
Liberty SIRI Marginco, LLC	DE
Liberty Sling, Inc.	DE
Liberty Sports Interactive, Inc.	DE
Liberty Telematics, LLC (fka Liberty Satellite Radio Holdings, LLC)	DE
Liberty Tower, Inc.	DE
Liberty TWC Marginco, LLC	DE
Liberty VIA Marginco, LLC	DE
Liberty Virtual Pets, LLC	DE
Liberty WDIG, Inc.	DE
Liberty XMSR, Inc.	DE
LMC BET, LLC	DE
LMC Brazil, LLC	DE
LMC Cheetah 1, LLC	DE
LMC Cheetah 2, LLC	DE
LMC Cheetah 3, LLC	DE
LMC Denver Arena, Inc.	DE
LMC Events, LLC	DE
LMC IATV Events, LLC	DE
LMC VIV LOC, Inc.	DE
LSAT Astro LLC	DE
LSR Foreign Holdings 2, LLC	DE
LSR Foreign Holdings, LLC	DE
LTWX I, LLC	DE
LTWX V, Inc.	CO
MacNeil/Lehrer Productions [gp]	VA
Sirius XM Holdings, Inc.	DE
The Stadium Club, Inc.	GA
TP Israel, LLC	DE
TP Locater Sub, LLC (f/k/a Zoombak, LLC fka Connectid, LLC)	DE
TP UK, LLC	DE
TPRT, LLC	DE
TP Nigeria, LLC	DE
TruePosition, Inc.	DE
TSAT Holding 1, Inc.	DE
TSAT Holding 2, Inc.	DE
Useful Networks, Inc.	DE